                                                                   EXHIBIT 10.3








________________________________________________________________________________


________________________________________________________________________________



                         PIGGYBACK RIGHTS AGREEMENT


                 DELIVERED TO:  THE BOARD OF TRUSTEES OF THE
                                POLICEMEN AND FIREMEN RETIREMENT
                                SYSTEM OF THE CITY OF DETROIT

                BY:             MCA FINANCIAL CORP.

                DATE:           JULY 18, 1996


________________________________________________________________________________


________________________________________________________________________________

                           PIGGYBACK RIGHTS AGREEMENT


     THIS AGREEMENT is made this July 18, 1996, between MCA Financial Corp., a Michigan corporation (the "Company"), and The Board of Trustees of The Policemen and Firemen Retirement System of The City of Detroit (the "Fund").

                                    RECITALS

     A. Simultaneously with the execution and delivery hereof, the Company and the Fund are executing and delivering a Stock Purchase Agreement [dated of even date herewith (together with all amendments, modifications, and extensions thereto, and restatements thereof) is hereinafter referred to as "Stock Purchase Agreement"] and Put Agreement [dated of even date herewith (together with all amendments, modifications, and extensions thereto, and restatements thereof) is hereinafter referred to as "Put Agreement"].

     B. Pursuant to the Stock Purchase Agreement, the Company is delivering to the Fund the Existing Shares (as defined in the Stock Purchase Agreement) evidenced by the Stock Certificate No. 177, and is obligated to deliver the Additional Shares (as defined in the Stock Purchase Agreement).

     C. The execution and delivery of this Agreement is incident to the execution and delivery of the Stock Purchase Agreement and Put Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

           (a) "AGREEMENT" shall mean this Agreement, and all amendments, modifications and extensions thereto, and restatements thereof, from time to time, in accordance with the terms hereof.

           (b) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

           (c) "COMPANY" shall mean MCA Financial Corp., a Michigan corporation.

           (d) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as the same has been or shall be amended.

           (e) "FUND" shall mean The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit.

           (f) "INDEMNIFIED PARTY" shall mean a party entitled to indemnification under Section 5 of this Agreement.

           (g) "INDEMNIFYING PARTY" shall mean the party required to provide indemnification under Section 5 of this Agreement.

           (h) "IPO NOTICE" shall mean a written notice delivered by the Company to the Fund (a) notifying the Fund that the Company proposes to make an offering of its Common Stock which it anticipates will satisfy all of the criteria to constitute a Public Offering; (b) specifying the proposed commencement date of such offering; (c) identifying the managing underwriter(s) proposed to be engaged; (d) specifying the range of the anticipated offering price per share; (e) specifying the number of shares of the Company's Common Stock (including the number subject to issuance upon the exercise of outstanding options, warrants or other rights to purchase shares of the Company's Common Stock) outstanding on the date of the notice; (f) specifying, if determined, the number of shares, or the range of numbers of shares, of the Company's Common Stock anticipated to be offered in such offering; and (g) specifying the number of Shares which the Fund would be entitled to sell in connection with such Public Offering.

           (i) "PUBLIC OFFERING" shall have the meaning set forth in the Put Agreement.

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           (j) "PUT AGREEMENT" shall mean the Put Agreement between the Company and the Fund dated of even date herewith, and all amendments, modifications and extensions thereto, and statements thereof, from time to time.

           (k) "OTHER SHAREHOLDERS" shall mean, collectively, officers or directors of the Company or any of the subsidiaries who own common stock of the Company or other holders of the Company common stock who are entitled, by contract with the Company, to have their common stock included in a registration of the Company securities.

           (l) The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

           (m) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in compliance with Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the fees and disbursements of counsel to the Fund in connection with the registration of the Shares and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

           (n) "SECURITIES ACT" shall mean the Securities Act of 1933, as the same has been or shall be amended.

           (o) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of securities registered.

           (p) "SHARES" shall mean the Shares as defined in the Stock Purchase Agreement.

           (q) "STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase Agreement between the Company and the Fund dated of even date herewith, and all amendments, modifications, and extensions thereto, and restatements thereof, from time to time.

     2. PIGGYBACK RIGHT.

           (a) INCLUSION IN OFFERING. If at any time prior to August 1, 2006, the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares, the Company will:

                 (i) promptly give to the Fund written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws and such other information as the Fund may require including projected Registration Expenses and Selling Expenses); and

                 (ii) include in such registration (and any related
            qualification under blue sky laws or other compliance) and in any underwriting involved therein all the Shares specified in a written request or requests made by the Fund within Thirty (30) Business Days after receipt of the written notice from the Company described in Section 2(a)(i) above.

           (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Fund as a part of the written notice given pursuant to Section 2(a)(i). In such event the right of the Fund to registration pursuant to this Section 2 shall be conditioned upon the Fund's participation in such underwriting and the inclusion of the Shares
      in the underwriting.   The Fund shall (together


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



      with the Company and any Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this
      Section 2, if the underwriter advises the Company and the Fund in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may limit, on a pro-rata basis based upon the number of shares the Company, the Other Shareholders and the Fund proposed to include in the registration and underwriting, the number of securities of the Company, the Other Shareholders and the Fund, to be included in the registration and underwriting. The Company shall so advise the Fund and all other holders of securities requesting registration, and the securities entitled to be included in the registration and underwriting shall be allocated pro-rata. If the Fund disapproves of the terms of any such underwriting, including the amount of securities to be included in the registration after giving effect to the foregoing sentence, the Fund may elect to withdraw therefrom by written notice to the Company and the underwriter, the amount of Shares it so designates, and the remaining shares shall be included in such underwriting. Any Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and the allocation (if any) shall be adjusted accordingly.

           (c) WITHDRAWAL OR DELAY OF REGISTRATION. The provisions of Sections 2(a) and (b) notwithstanding, if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Fund and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration (but not from its obligation, if any, to pay Registration Expenses in connection therewith), without prejudice, however, to the right of the Fund, if applicable, to the right of the Fund to include Shares in a subsequent registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares, for the same period as the delay in registering such other securities.

     3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered (including the Company, to the extent securities are offered for its account) pro rata on the basis of the gross sales proceeds received by them in the offering.

     4. REGISTRATION PROCEDURES. In the case of any registration effected by the Company pursuant to this Agreement, the Company will keep the Fund advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

           (a) except for offerings pursuant to Rule 415 or successors thereto under the Securities Act, keep such registration effective for a period of one hundred twenty (120) days or until the Fund has completed the distribution described in the registration statement relating thereto, whichever first occurs;

           (b) furnish such number of prospectuses (including preliminary prospectuses conforming to the requirements of the Securities Act and rules and regulations thereunder) and other documents incident thereto as the Fund from time to time may reasonably request;

           (c) to the extent requested, furnish to the underwriter, in an underwritten offering, or to the Fund, in a non-underwritten offering,
      (i) a signed opinion of the Company's counsel, and (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the American Institute of Certified Public Accountants, covering the same matters with respect to the registration statement (and prospectus included therein) and with respect to the events subsequent to the date of the financial statements, as are customarily covered in opinions of counsel and in


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




      accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities; and

           (d) notify the Fund, at any time when a prospectus relating to Shares covered by a registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing.

     5. INDEMNIFICATION.

           (a) BY THE COMPANY. The Company will indemnify the Fund and its officers, directors, trustees, members and agents, and each underwriter, if any, and each person who controls any underwriter of the Shares, against all claims, expenses, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by the Company of the Securities Act, any state securities law or any rule or regulation thereunder applicable to the Company or relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Fund, each of its officers, directors, trustees, members and agents, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, defending or settling (except as provided below) any such claim, loss, damage, liability or action, except to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or omission made in reliance on and in conformity with written information

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



      furnished to the Company by the Fund or underwriter and expressly for use therein or (ii) any failure of the Fund or an underwriter to deliver timely a copy of a final prospectus; provided, that the Company shall have no obligation to indemnify any underwriter or controlling person thereof if (x) the person asserting the claim with respect to which indemnification is sought acquired the securities on which such claim is based from such underwriter, (y) the claim is based on an alleged untrue statement or material omission made in connection with such sale, and (z) the underwriter failed to send or deliver to the claimant, at or prior to the time that written confirmation of the sale was sent or delivered, a copy of a prospectus (as same may have been amended or supplemented), if any then existed, which corrected such alleged misstatement or omission.

           (b) BY THE FUND.
      The Fund will indemnify the Company, each of its directors, officers and agents and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each Other Shareholder and each of their officers, directors and partners, and each person controlling such Other Shareholder, against all claims, expenses, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, preliminary or final prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, defending or settling (except as provided below) any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Fund expressly for use therein; provided, however, the obligation of the Fund hereunder shall be limited to an amount equal to the proceeds received by the Fund from the Shares sold in such registration; provided further, that the Fund shall have no obligation to indemnify any underwriter or controlling person thereof if
      (i) the person asserting the claim with respect to which indemnification is sought acquired the securities on which such claim is based from such underwriter, (ii) the claim is based on an alleged untrue statement or material omission made in connection with such sale and (iii) the underwriter failed to send or deliver to the claimant, at or prior to the time that written confirmation of the sale was sent or delivered, a copy of a prospectus (as same may have been amended or supplemented), if any then existed, which corrected such alleged misstatement or omission.

           (c) PROCEDURES. Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 except to the extent the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially prejudiced or damaged in its ability to defend such claim as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall settle any claim, action or proceeding with respect to which indemnification is sought without the written consent of the Indemnifying Party. Each Indemnified

      Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

           (d) FROM OTHER SHAREHOLDERS. The Company agrees that, to the extent that it shall grant to any Other Shareholders the right to have the Company securities held by them included in any registration of the Company's securities, or to require the Company to register their securities, it shall require as a condition to such grant that such Other Shareholders agree to indemnify the Company and the Fund with respect to any registration of their securities on terms substantially identical to that provided by the Fund hereunder.

     6. INFORMATION FROM THE FUND. The Fund shall furnish to the Company such information regarding the Fund, the Shares and the distribution proposed by the Fund as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration, the Company agrees to:

           (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ten (10) days following the effective date of the first registration statement under the Securities Act filed by the Company for an offering of its securities to the public; and

           (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

           (c) furnish the Fund upon request (i) a written statement as to the status of its compliance during the


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


      previous 12 months with the reporting requirements of Section 13 or
      Section 15(d) of the Securities Exchange Act of 1934 and (ii) copies of the most recent annual report on Form 10-K and quarterly report on Form 10-Q and such other documents and reports filed by the Company as the Fund may request for the purpose of enabling it to utilize available rules or regulation permitting the sale, disposition or transfer of the Shares without registration under applicable securities laws.

     8. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. (a) The right to cause the Company to register Shares granted under Section 2 and the other rights granted the Fund hereunder may be transferred or assigned by the Fund to one or more transferees or assignees of the Shares, provided that the Company is given written notice by the Fund at the time of or within a reasonable time after said transfer or assignment, stating the name and address of each transferee or assignee and identifying the number of Shares with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of the Fund under this Agreement. Notwithstanding the foregoing, the Company shall have no obligation to recognize any assignment of Shares by the Fund, nor to cause Shares to be transferred on its books or records, unless such transfer is made in accordance with the registration or qualification requirements of the Securities Act and all applicable blue sky or other state securities laws or pursuant to available exemptions therefrom (as evidenced by an opinion of counsel satisfactory in form and substance to counsel for the Company).

     9. LIMITATIONS ON SUBSEQUENT RIGHTS. From and after the date hereof, the Company shall not, without the prior written consent of the Fund, grant to any other person any demand or piggyback registration right if (a) such right would give the holder thereof a preferential right, when compared to the rights of the Fund hereunder, to have the Company securities included in a registration statement or (b) compliance therewith would conflict with the provisions hereof.

     10. "MARKET STAND-OFF" AGREEMENT. The Fund agrees, if requested by the Company and an underwriter of common stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Shares (or other securities) of the Company held by it during the ninety (90) day period following the effective


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




      date of the registration statement for the Public Offering, or such longer period (not to exceed 270 days from the effective date) to which holder of not less than 2/3 of the shares of the Company common stock outstanding immediately prior to such effective date (including but not limited to all directors and executive officers of the Company, or any subsidiaries and all holders of 5% or more of the shares outstanding prior to the Public Offering) have agreed.


        11. MISCELLANEOUS.

           (a) GOVERNING LAW. This Agreement shall be governed, and the rights and liabilities of the parties hereto determined in all respects, under the laws of the State of Michigan.

           (b) REMEDIES. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

           (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended only by written agreement signed by the party against whom enforcement thereof is sought. Absent such written agreement, the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent or waiver of the Fund.

           (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto. The Company may not assign its rights or obligations hereunder without the prior written consent of the Fund.

           (e) NOTICES. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to the other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon
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



      personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) Three (3) calendar days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:


          IF TO FUND:          Board of Trustees of the Policemen
                               and Firemen Retirement System of
                               the City of Detroit
                               908 City-County Building
                               Detroit, Michigan  48226
                               Attn: Nicholas Degal, Assistant
                                      Administrator Supervisor
                               Telecopy No.: (313) 224-3522

          WITH A COPY TO:      Couzens, Lansky, Fealk, Ellis,
                               Roeder & Lazar, P.C.
                               33533 West 12 Mile Road, Suite 150
                               Farmington Hills, Michigan  48331-5645
                               Attn:  Donald A. Wagner, Esq.
                               Telecopy No.: (810) 489-4156


          WITH A COPY TO:      Ronald Zajac, Esq.
                               243 W. Fort Street, Suite 480
                               Detroit, Michigan  48226
                               Telecopy No.: (313) 961-6559

          WITH A COPY TO
          LENDER'S AUTHORIZED
          AGENT:               Plante & Moran, L.L.P.
                               27400 Northwestern Highway
                               P.O. Box 307
                               Southfield, Michigan  48034-0307
                               Attn:  Jon Woods
                               Telecopy No.:   (810) 352-0018

          IF TO COMPANY:       MCA Financial Corp.
                               23999 Northwestern Highway, Suite 230
                               Southfield, Michigan  48074
                               Attn:  Patrick D. Quinlan, Chairman
                               Telecopy No.:  (810) 358-7507

          WITH A COPY TO:      Butzel Long

                               150 West Jefferson, Suite 900
                               Detroit, Michigan  48226-4430
                               Attn:  Justin G. Klimko, Esq.
                               Telecopy No.:  (313)  225-7080


or to such other address as each party may designate for itself by like notice.

           (f) ENTIRE AGREEMENT. This Agreement, together with the Stock Purchase Agreement and Put Agreement represent the entire agreement of the parties hereto and supersedes all prior oral or written agreements, negotiations, understandings or arrangements related to the subject matter hereof.

           (g) CAPTIONS. The captions contained in this Agreement are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

           (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written.


                                                MCA FINANCIAL CORP.
                                                a Michigan corporation

                                               By:______________________________

                                                    Its:________________________




                                                THE BOARD OF TRUSTEES OF THE
                                                POLICEMEN AND FIREMEN RETIREMENT
                                                SYSTEM OF THE CITY OF DETROIT

                                                By:_____________________________

                                                Its:____________________________

                                                             - and -

                                                By:_____________________________

                                                Its:____________________________